NORWEST AUTO TRUST
                                      96-A
                              SERVICER CERTIFICATE


DISTRIBUTION DATE:                                   10/15/97
COLLECTION PERIOD:                                9/1/97 - 9/30/97
DEPOSIT DATE:                                        10/14/97
DETERMINATION DATE:                                  10/13/97
TRANSFER DATE:                                       10/13/97

This Certificate is delivered pursuant to Section 4.9 of the Sale and Servicing Agreement, dated as of November 13, 1996, among Norwest Auto Trust 1996-A as Issuer, Norwest Auto Receivables Corporation, as Seller, and Norwest Bank Minnesota, N.A. as Servicer.

Norwest Bank Minnesota, N.A. as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Collection Period set forth above.

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I. COLLECTION ACCOUNT SUMMARY

           A.Available Funds:

               Available Interest                                                                                       5,450,941.15
               Available Principal                                                                                     37,880,135.47
               Reserve Account Transfer Amount                                                                                  0.00
               Certificate Interest Shortfall Amount                                                                            0.00
                                                                                                               ---------------------

             Total Available Funds                                                                                     43,331,076.62
                                                                                                               =====================

           B.Amounts Payable on Distribution Date:
               Reimbursement of prior Servicer Advances                                                                         0.00
               Basic Servicing Fee                                                                                        529,653.82
               Noteholders' Interest Distributable Amount                                                               2,953,097.92
               Noteholders' Principal Distributable Amount                                                             38,500,057.40
               Certificateholders' Interest Distributable Amount                                                          181,681.78
               Certificateholders' Principal Distributable Amount                                                               0.00
               Deposits to Reserve Fund                                                                                 1,166,585.70
                                                                                                               ---------------------

             Total Amounts Payable on Distribution Date                                                                43,331,076.62
                                                                                                               =====================


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II. COLLECTED FUNDS

             Available Interest

               Interest Collections                                                                                     5,450,941.15
               Advances made by Servicer less outstanding
                advances reimbursed                                                                                             0.00
                                                                                                               ---------------------
                                                                                                                        5,450,941.15

             Available Principal
               Scheduled Principal                                                                                     21,612,630.27
               Prepaid Principal                                                                                       16,267,505.20
               Net Liquidation Proceeds                                                                                         0.00
               Repurchase Amount allocable to principal
               Forced Placed Insurance Advances                                                                                 0.00
                                                                                                               ---------------------
                                                                                                                       37,880,135.47
                                                                                                               ---------------------
             Total Collected Funds                                                                                     43,331,076.62
                                                                                                               =====================
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III.  LIQUIDATION PROCEEDS
               Gross amount received with respect to liquidated

                 Receivables before becoming Defaulted Receivable                                                               0.00

               less: the related out of pocket expenses paid by or on
               behalf of the Servicer to third parties in connections with
               liquidation                                                                                                      0.00
                                                                                                               ---------------------

             Net Liquidation Proceeds                                                                                           0.00
                                                                                                               =====================

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III. CALCULATION OF ADVANCES

             Current Month Servicer Advance                                                                                     0.00
             Reimbursement of Prior Month's Servicer Advance                                                                    0.00
                                                                                                               ---------------------

             Net Servicer Advance                                                                                               0.00
                                                                                                               =====================

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IV. CALCULATION OF PRINCIPAL DISTRIBUTION AMOUNT

             Available Principal                                                                                       37,880,135.47
             Charged Off Balances                                                                                         619,921.93
                                                                                                               ---------------------

             Total Principal Distribution Amount                                                                       38,500,057.40
                                                                                                               =====================
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V. CALCULATION OF SERVICING FEES
             Pool Balance as of the first day of the

                   Collection Period                                                                             635,584,587.43

             Servicing Fee Rate                                                                                             .0008333
                                                                                                               ---------------------

             Servicing Fee                                                                                           529,653.82
                                                                                                               =====================
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VI. PURCHASES

             Receivables purchased during Collection Period
             LOAN NUMBER                  RECEIVABLE BALANCE



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VII. ADDITIONAL RECEIVABLES INFORMATION

             Beginning Pool Balance                                                                                  635,584,587.43
             Ending Pool Balance                                                                                     597,084,530.03

             Beginning Number of Receivables                                                                              89,733
             Number of Receivable Payoffs/Defaulted Receivables/Repurchases                                                3,104
             Ending Number of Receivables                                                                                 86,629

             Initial Weighted Average of Remaining Term                                                                    42.77
             Current Weighted Average of Remaining Term                                                                    34.41

             Initial Weighted Average Contract Rate                                                                            9.79%
             Current Weighted Average Contract Rate                                                                            9.79%
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PERFORMANCE INFORMATION

VIII. DELINQUENCY RATIO

             Principal Balance of Receivables 60 or more
             days delinquent                                                                                           5,190,258.39

             Pool Balance as of the end of the
              Collection Period                                                                                      597,084,530.03

             Delinquency Ratio                                                                                                 0.87%
                                                                                                               =====================

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IX. AVERAGE DELINQUENCY RATIO

             Delinquency Ratio - Current Collection Period                                                                     0.87%

             Delinquency Ratio - preceding Collection Period                                                                   0.87%

             Delinquency Ratio - second preceding Collection Period                                                            0.87%
                                                                                                               ---------------------

             Average Delinquency Ratio                                                                                         0.87%
                                                                                                               =====================

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X. AGGREGATE NET LOSS

             Principal charged off during Collection Period                                                               619,921.93


             less:  Recoveries of previously Defaulted Receivables
               received during Collection Period                                                                           62,171.00
                                                                                                               ---------------------

             Net Loss for Collection Period                                                                               557,750.93
                                                                                                               =====================

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XI. NET LOSS RATIO

             Aggregate Net Losses for Collection Period                                                                  557,750.93

             Average Pool Balance for Collection Period                                                              616,334,558.73

             Net Loss Ratio                                                                                                    0.09%
                                                                                                               =====================
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XII. AVERAGE NET LOSS RATIO

             Net Loss Ratio - current Collection Period                                                                        0.09%

             Net Loss Ratio - preceding Collection Period                                                                      0.05%

             Net Loss Ratio - second preceding Collection Period                                                               0.04%
                                                                                                               ---------------------

             Average Net Loss Ratio                                                                                            0.06%
                                                                                                               =====================
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CREDIT ENHANCEMENT INFORMATION

XIII. RESERVE FUND INFORMATION

             Beginning Balance                                                                                         20,656,499.09
             Deposit to the Reserve Fund                                                                                1,166,585.70
             less:  Transfer to Collection Account                                                                              0.00
                      Release to Seller                                                                                 2,417,837.56
                                                                                                               ---------------------

             Ending Balance                                                                                            19,405,247.23
                                                                                                               =====================

             Required Balance                                                                                          19,405,247.23
                                                                                                               =====================


             Certificate Interest Reserve Amount                                                                          545,045.33
                                                                                                               =====================

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IN WITNESS WHEREOF, the undersigned has caused this report to be executed by its duly authorized officer as of the 9TH day of October 1997.


                          NORWEST BANK MINNESOTA, N.A.
                          as Servicer

                          By:     Marianna C. Stershic
                          Name:   Marianna C. Stershic
                          Title:  Assistant Vice President